KENILWORTH FUND, INC.
                   One First National Plaza . Suite 2594
                           21 South Clark Street
                      Chicago, Illinois 60603-2094



                              SEMI-ANNUAL REPORT
                                June 30, 1998
                                 (Unaudited)


                            Advisor's Perspective
                                June 30, 1998
                               DJIA:  8,952.02
                              S&P 500:  1,133.84


In our Investment Perspective dated January 7, 1998 we said that it would be a tough year in the markets with a great deal more volatility than what we had seen in the last few years. Thus, in the second quarter after making new highs in May, the Dow Jones Industrial Average declined by more than 700 points or over 7% and the NASDAQ declined by nearly 11%. This was caused by fears of further turmoil in Asia, as well as a possible meltdown in Russia. So far the U.S. economy has seemed immune, as it registered a very strong 5% growth in the first quarter largely as a result of strong construction expenditures and consumer spending induced by El Nino. The decline in the price of commodities, specifically of oil, because of the fall-off in demand from Asia with its concomitant effect on lower inflation hence lower interest rates, was equivalent to a massive tax cut for the U.S. However, the drag on corporate profits from lower exports to Asia has already led to curtailing of capacity utilization (from over 84% to around 81%) lower industrial production, and declining hours in the manufacturing work week. It has also restrained second quarter economic growth to approximately 2 1/2%. Similarly, corporate profits have declined to less than a 5% growth rate, after double-digit growth the last few years.

In this context, the major market indices registered a modest change of around 3%. During the quarter, the average growth fund's total return was 1.85%, the average stock fund declined by 0.29%, and the theoretical total return of the S&P 500 was up 3.30% according to Lipper Analytical Services. There has been a flight to quality as shown by the ever increasing P/E ratios of the top fifty companies in the S&P 500 composite. Currently, the total market capitalization of those fifty companies is equivalent to that of all the rest in the S&P 500. The larger universe of equities however, are still 20-30% lower than their twelve-month highs.

Despite the high volatility of the markets, new money is continuing to pour into the equity markets at a record pace. The momentum seen in highly speculative internet stocks, P/E ratios of 60-70 for stocks such as Lucent Technologies, Microsoft, Cisco Systems, and Warner-Lambert all suggest the DJIA may well hit 10,000 by the end of the year. However, the rise in the equity markets will be punctuated by sharp declines every other month as new information regarding the Asian turmoil surfaces.
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
                            KENILWORTH FUND, INC.
                       January 1, 1998 to June 30, 1998
                           NAV:  $18.17......$19.25



The NAV of our fund grew by 6% from $18.17 to $19.25 during the first six months of the year. The S&P 500 rose 17.2% in the same period. After October 1997, when the Asian turmoil hit our technology sector particularly hard, the Fund reduced its technology holdings. During May and June, there was also concern that U.S. interest rates might be raised because of very strong growth (5.4%)in the first quarter of 1998. Nearly one fifth of our portfolio in stocks such as ADCTelecommunications, Adaptec, and Hewlett Packard actually declined (while Intel was up only a meager 5%); however, another fifth comprised of American International Group, Bristol-Myers Squibb, General Electric, and Merck all appreciated from 21% to 35%. Interest sensitive stocks Fannie Mae and Freddie Mac grew by 6 1/2% to 12%, respectively. The spectacular rise of Dell Computers (+150%), Intuit (+48.5%) and Network Associates (+35.8%) did help to mitigate the decline in the earlier mentioned technology holdings. We do expect the technology holdings to improve during the balance of 1998 and in the coming year. With the Russian bailout by the IMF and the Japanese yen decline having been arrested, our foreign holdings, namely Chilean Telephone and Grupo Televisa, should appreciate and not hurt our performance as they did during the first six months, due to fears of currency devaluation in our southern hemisphere.

Given our style of investing with concentrated bets, a non-diversified portfolio such as ours is likely to have higher volatility and some periods of underperformance as against some arbitrary yardsticks such as the S&P 500. Our long-term objective remains the same, namely to achieve a double-digit rate of return over a 3-5 year horizon and achieving better than the historic 11% returns from the stock market as a whole. We are happy to report that on this fifth anniversary the Fund has grown over 15% annually.

You can monitor the Fund by watching the NAV every Friday on our web site: http://www.kenilworthfund.com.

                            KENILWORTH FUND, INC.
                             FINANCIAL HIGHLIGHTS




                                        (Unaudited)
                                    Six Months Ended   Year Ended
                                         June 30,    December 31,
                                             1998           1997


Selected Per-Share Data

 Net Asset Value, beginning of period. . . .$18.17         $15.43

 Income from Investment Operations
      Net Investment Income (Loss) . . . . .(0.03)         (0.05)

  Net Realized and Unrealized
           Gain on Investments . . . . . . . .1.11           3.24

            Total. . . . . . . . . . . . . . .1.08           3.19


  Less Distributions
      From Net Investment Income . . . . . . .0.00           0.00

      From Net Realized Gains. . . . . . . . .0.00           0.45

           Total. . . . . . . . . . . . . . . 0.00           0.45

 Net Asset Value, end of period. . . . . . .$19.25         $18.17


Total Return . . . . . . . . . . . . . . . . 5.94%         20.67%


Ratios and Supplemental Data
 Net Assets, end of period (in thousands). $10,290         $9,790

 Ratio of Net Expenses to Average Net Assets 0.74%          1.52%

 Ratio of Net Investment Income to
                     Average Net Assets. . .(0.15%)       (1.29%)

 Portfolio Turnover Rate . . . . . . . . . .34.76%         76.99%
 Average Commission Rate Paid  . . . . . . . 0.066          0.067



The accompanying notes are an integral part of these financial statements.
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                            KENILWORTH FUND, INC.
                           STATEMENT OF NET ASSETS
                                June 30, 1998
                                 (Unaudited)

                                              Market
COMMON STOCKS     93.17%a        Shares        Value      Percent
Aircraft            1.55%
    Boeing Corp.                  3,700      $164,879     1.55

Autos               5.06%
    Ford Motor                    8,000      472,000      4.43
    General Motors                1,000       66,812      0.63

Banks               6.91%
    Norwest Corp.                 5,000      187,500      1.76
    J.P. Morgan                   1,500      175,593      1.65
    Citicorp                      2,500      373,125      3.50

Computer-Semiconductor  9.31%
    Intel Corp.                  11,000      815,375      7.65
    Applied Materials, Inc.*
                                  6,000      177,000      1.66

Computers           0.87%
    Dell Computer Corp.*          1,000       92,812      0.87

Computer Software   6.91%
    Adaptec, Inc.*                8,000      114,496      1.08
    Oracle Systems, Inc.*         3,750       92,108      0.86
    Intuit, Inc.*                 2,400      147,000      1.38
    Network Associates, Inc.*     8,000      383,000      3.59

Computer Systems    6.59%
    Hewlett-Packard              10,000      598,750      5.62
    Quantum Corp.*                5,000      103,750      0.97

Drugs              11.34%
    Merck & Co.                   5,000      668,750      6.27
    Bristol-Myers Squibb          4,700      540,204      5.07

Electrical Equipment 5.11%
    General Electric              6,000      545,250      5.11
PAGE
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                            KENILWORTH FUND, INC.
                           STATEMENT OF NET ASSETS
                                June 30, 1998
                                 (Unaudited)

                                              Market
COMMON STOCKS                    Shares        Value      Percent

Finance            21.83%
    Federal National Mortgage    13,000        789,750     7.41
    Federal Home Loan Mortgage   23,000      1,082,426    10.15
    Household International, Inc. 4,500        223,875     2.10
    Associates First Capital Corp.3,003        231,042     2.17

Insurance           7.18%
    American International Group  3,500        511,000     4.79
    RLI Corp.                     2,500        101,718     0.95
    Partner Re                    3,000        153,000     1.44

Media               1.59%
    Grupo Televisa                4,500        169,312     1.59

Oil & Gas           1.67%
    Exxon Corp.                   2,500        178,437     1.67

Retail              1.92%
    Claire's Stores              10,000        205,000     1.92

Telecommunications  3.08%
    ADC Telecommunication*        9,000        328,779     3.08

Utilities-Telephone 2.25%
    Comp. De Telecomm. De Chile   7,725        156,910     1.47
    Lucent Technologies           1,000         83,187     0.78

  Total Investments                          9,932,840
       (Cost $5,904,871)

CASH AND RECEIVABLES
     NET OF LIABILITIES     6.83%              728,666

TOTAL NET ASSETS  100.00%                  $10,661,506

NET ASSET VALUE PER SHARE                       $19.25
       (based on 553,779 shares of capital stock outstanding)
       a Percentages for various classifications relate to total
net assets.
*Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH FUND, INC.
                           STATEMENT OF OPERATIONS
                                 (Unaudited)





                                            Six Months Ended
   INVESTMENT INCOME                            June 30, 1998

 INCOME:
        Dividends                                     $50,566
        Interest                                        9,389
            Total Income                               59,955

 EXPENSES:
        Investment Advisory Fees                       51,385
        Administrative and Management Fees             15,000
        Auditing                                        2,670

        Insurance                                       2,152
        Registration Fees                               1,179
        Postage and Other Expenses                      3,419
            Total Expenses                             75,805

     NET INVESTMENT LOSS:                             (15,850)

   NET REALIZED GAIN ON INVESTMENTS                   175,303

   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                                439,991

   NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                                615,294

   NET INCREASE IN NET ASSETS FROM OPERATIONS        $599,444









  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS



                                               (Unaudited)
                                 Six Months Ended    Year Ended
OPERATIONS:                      June 30, 1998   December 1, 1997


 Net Investment Income (Loss)     ($15,850)          ($26,744)
 Net Realized Gain on Investments  175,303            264,438
 Net Increase in Unrealized
   Appreciation on Investments     439,991          1,320,457
    Increase in Net Assets
      from Operations              599,444          1,558,151


DISTRIBUTIONS To SHAREHOLDERS:

  Distributions from
   Net Investment Income           0                 ---
  Distributions from
   Net Realized Gains on Investments 0              (237,694)
     Decrease in Net Assets
       resulting from Distributions  0              (237,694)


CAPITAL SHARE TRANSACTIONS:

  Proceeds From Shares Issued
(22,229 and 75,696 shares, respectively) 411,707    1,338,097
  Cost of Shares Redeemed
(7,334 and 14,740 shares, respectively) (139,454)    (270,698)
  Reinvested Dividends
(0 and 9,888 shares, respectively)       0            179,665
     Increase in Net Assets from
Capital Share Transactions               272,253    1,247,064

       Total Increase in Net Assets      871,697    2,567,521


NET ASSETS AT BEGINNING OF PERIOD
    (538,884 and 468,040 shares
outstanding, respectively)             9,789,809    7,222,288

NET ASSETS AT END OF PERIOD
    (553,779 and 538,884 shares
outstanding, respectively)           $10,661,506   $9,789,809

The accompanying notes are an integral part of these financial statements.
PAGE

                        NOTES TO FINANCIAL STATEMENTS
                                June 30, 1998
                                 (Unaudited)

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the six months ended June 30, 1998, purchases and sales of investment securities were $3,737,825 and $3,577,082 respectively.

    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    d. As of June 30, 1998 there were 10,000,000 shares of capital stock authorized.

    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $30,000 per year payable on a quarterly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Aggregate Net Unrealized Appreciation

    Aggregate Net Unrealized Appreciation as of June 30, 1998 consisted of the following:

   Aggregate gross unrealized appreciation:            4,086,331
   Aggregate gross unrealized depreciation:              (58,361)
   Net unrealized appreciation:                        4,027,970